Exhibit 23.4


                      [Letterhead of Hoffman & Baron, LLP]



                       CONSENT OF SPECIAL PATENT COUNSEL


     We hereby consent to the reference to our firm under the caption "Experts" in the Registration Statement on Form S-3 and related Prospectus of ImClone Systems Incorporated.

                                                By: /s/ Hoffman & Baron, LLP
                                                   --------------------------
                                                        Hoffman & Baron, LLP



Syosset, New York
May 24, 2000